UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 8, 2000


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)












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Item 5. Other Events

On March 8, 2000, Meredith Corporation announced several strategic initiatives designed to position the company for significant growth in a rapidly changing business environment that stresses convergence, interactivity and greater advertising accountability. These initiatives include:

1. Creation of the Meredith Interactive and Integrated Marketing Group to complement Meredith's existing Publishing and Broadcasting Groups.

2. Expansion and acceleration of Internet-related efforts on a company-wide basis.

3. Implementation of a series of consumer marketing initiatives designed to grow the profit contribution of its circulation activities.

4. Closing certain operations that no longer fit its business objectives.

To move forward with these initiatives, Meredith is committing up to $100 million for investments in Internet and e-commerce activities, continued development of its consumer database, and strategic alliances and partnerships. Additionally, the company plans to provide at least $10 million annually in marketing support to grow these businesses through advertising in its magazines and at its television stations. Meredith will also increase its investments in circulation initiatives and write down certain assets.

Meredith anticipates that incremental spending related to its investments in Internet and e-commerce activities, continued development of its consumer database and strategic alliances and partnerships will impact fiscal 2000 fourth quarter earnings per share between 2 to 3 cents. Investment spending related to the circulation initiatives is expected to impact fiscal 2000 fourth quarter earnings per share by 8 to 10 cents, due to accounting rules that require expensing these costs at the time of mailing rather than over the term of the subscription. One-time charges for the write-off of nondeductible intangibles, severance payments and other charges related to the magazine closings will cost between 35 to 37 cents per share in the fiscal 2000 fourth quarter. The company believes the overall impact of these actions will be in the 45 to 50 cents per share range for the fiscal 2000 fourth quarter.

Looking to fiscal 2001, the company expects incremental Internet investment to be 10 to 15 cents per share for the year, while the incremental circulation investments will be 8 to 10 cents per share.


Additional information regarding these initiatives is included in the news release and conference call script which are attached as exhibits.







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Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 News release issued by Meredith Corporation dated March 8, 2000 concerning new strategic initiatives and related financial impact.

            99.2 Conference call script of conversation with analysts on March 8, 2000 concerning news release of the same date.











































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






                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                 (Suku V. Radia)
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date: March 15, 2000
















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






                               Index to Exhibits




     Exhibit
     Number                                  Item
     -------      -----------------------------------------------------------


      99.1 News release issued by Meredith Corporation dated March 8, 2000 concerning new strategic initiatives and related financial impact.

      99.2 Conference call script of conversation with analysts on March 8, 2000 concerning news release of the same date.
































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